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                                                                    Exhibit 99.1

                     CERTIFICATION UNDER SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         I, Michael S. Willner, Chief Executive Officer of Insight Communications Company, Inc., a Delaware corporation (the "Company"), hereby certify that the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on August 6, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/
                                            -----------------------------
                                         Name: Michael S. Willner
                                         Title: Chief Executive Officer



Subscribed and sworn to
before me on
August 6, 2002.




/s/
   -----------------------------
Notary Public